SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

    |X| Filed by the Registrant
    | | Filed by a Party other than the Registrant
    Check the appropriate box:
    |X| Preliminary Proxy Statement
    | | Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
    | | Definitive Proxy Statement
    | | Definitive Additional Materials
    | | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              THE INDIA FUND, INC.


                (Name of Registrant as Specified In Its Charter)

    Payment  of Filing Fee (check the appropriate box):
    |X| No fee required.
    | | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

    | |  Fee paid previously with preliminary materials.
    | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

                              THE INDIA FUND, INC.

                                                                   March 3, 2003

DEAR STOCKHOLDERS:

         We are pleased to enclose the notice and proxy statement for the Annual Meeting of Stockholders of The India Fund, Inc. (the "Fund") to be held on Tuesday, April 8, 2003 at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, Conference Room J, 30th Floor, New York, New York at 11:00 a.m., New York time.

         As you may know, on January 2, 2003, Fahnestock Viner Holdings Inc., its subsidiary Fahnestock & Co. Inc. ("Fahnestock & Co."), CIBC World Markets Corp. ("CIBC World Markets") and Canadian Imperial Bank of Commerce, entered into an agreement for Fahnestock & Co. to acquire all of the asset management business of CIBC World Markets, including ownership and control of Advantage Advisers, Inc. ("Advantage"), the investment manager of the Fund. Because the acquisition will result in the termination of the Fund's existing management agreement with Advantage and the Fund's existing country advisory agreement with Imperial Investment Advisors Private Limited ("Imperial"), stockholders of the Fund are being asked at the Annual Meeting of Stockholders to consider a new management agreement with Advantage and a new country advisory agreement with Imperial to be in effect following the acquisition. The new agreements will be substantially identical to the existing agreements for the Fund.

         It is important to keep in mind that Fahnestock & Co. is acquiring Advantage and Imperial, not the Fund. Your Fund shares and the management fees charged to the Fund will not change as a result of the acquisition. Moreover, Fahnestock & Co. has advised the Fund's Board of Directors that it currently anticipates the existing senior management team of Advantage and Imperial will continue following the acquisition to provide the same high-quality services to which you've grown accustomed.

         In addition, stockholders of the Fund are being asked to vote on the election of Directors.

         Lastly, the stockholders of the Fund are being asked to consider and approve a fundamental policy whereby the Fund would adopt an interval fund structure with semi-annual repurchases.

         After careful consideration, the Board of Directors, including its independent directors, approved these proposals and recommends that stockholders of the Fund vote "FOR" these proposals.

         Whether or not you intend to attend the Meeting, you may vote by proxy by signing and returning your proxy card in the enclosed postage-paid envelope.

         We urge you to review the enclosed materials for all the details for the proposals described above. It is very important that you complete and return the enclosed proxy card.

         We thought that it would be helpful to provide the following questions and answers regarding the approval of the new management agreement and the new country advisory agreement and the election of a Director. They are designed to help you answer questions you may have and help you cast your votes, and are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to review carefully.

         Please feel free to contact 1-877-456-6399 to answer any questions you may have regarding the voting of your shares. If we have not received your proxy card prior to the date of the Meeting, you may receive a telephone call from a representative of your Fund encouraging you to exercise your right to vote. As always, we thank you for your confidence and support.

                                                     Sincerely,



                                                     /S/ HOWARD M. SINGER
                                                     Howard M. Singer
                                                     Chairman

                              QUESTIONS AND ANSWERS

Q:       WHAT IS BEING ACQUIRED IN THE ACQUISITION?


A: Fahnestock & Co. has agreed to acquire the asset management business of CIBC World Markets, which includes ownership and control of Advantage, the investment manager of the Fund, as well as ownership and control of Imperial, the country advisor of the Fund. The Fund itself is not being acquired.


Q:       WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?


A: Pursuant to the Investment Company Act of 1940, as amended, consummation of the acquisition will cause the automatic termination of the existing management agreement with Advantage and of the existing country advisory agreement with Imperial. Therefore, in order to ensure the continuity of management, stockholders are being asked to approve a new management agreement with Advantage and a new country advisory agreement with Imperial, both of which are substantially identical to the existing agreements.


Q:       HOW WILL THE ACQUISITION AFFECT ME AS A FUND STOCKHOLDER?


A: Your Fund shares and the fees charged to the Fund will not change as a result of the acquisition. Moreover, Fahnestock & Co. has advised the Fund's Board of Directors that it currently anticipates the existing senior management team of Advantage and Imperial will continue following the acquisition to provide the same high-quality services to which you've grown accustomed. Consequently, management of the Fund believes that the acquisition will not adversely affect the operations of the Fund.


Q:       WHAT ELSE AM I BEING ASKED TO APPROVE?


A: Stockholders are also being asked to elect four Directors to the Board of Directors as part of the regular business of the Meeting. In addition, stockholders are being asked to consider and approve a fundamental policy whereby the Fund would adopt an interval fund structure with semi-annual repurchases.


Q:       HOW DOES AN INTERVAL FUND STRUCTURE DIFFER FROM THE FUND'S CURRENT
         STRUCTURE?


A: The Fund currently operates as a closed-end investment company. An interval structure would combine aspects of a closed-end structure with certain elements of an open-ended structure. In particular, stockholders would gain the ability to have their shares redeemed by the Fund at pre-determined times, at a price approximating the Fund's net asset value.


Q:       HOW WILL AN INTERVAL FUND STRUCTURE AFFECT THE FUND'S VALUE?


A: Shares in closed-end funds historically trade at a discount to their net asset value. The periodic ability of stockholders to redeem their shares at a price approximating net asset value, combined with continued trading of shares on national exchanges, could result in a reduction in the trading discount of the shares.


Q: HOW OFTEN WILL REPURCHASES UNDER THE PROPOSED INTERVAL FUND STRUCTURE BE AVAILABLE?


A: The interval fund structure approved by the Board provides for semi-annual repurchase offers. Assuming stockholders approve the interval fund structure, the first such offer is expected to occur in September 2003, with further offers occurring approximately every six months.


Q:       HOW DOES THE BOARD RECOMMEND THAT I VOTE?


A: After careful consideration, the Board of Directors of the Fund, including its independent Directors, recommends that stockholders vote "FOR" the election of each nominee for Director, "FOR" the approval of the new management agreement, "FOR" the approval of the new country advisory agreement and "FOR" the fundamental policy adopting an interval fund structure.


Q:       WHERE SHOULD I CALL IF I HAVE QUESTIONS?



A: Call 1-877-456-6399 with any questions you may have regarding the voting of your shares.



           PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE
                POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT NO
                         MATTER HOW MANY SHARES YOU OWN.

                              THE INDIA FUND, INC.

                           622 Third Avenue, 8th Floor
                            New York, New York 10017




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                   March 3, 2003
To the Stockholders:

         The Annual Meeting of Stockholders of The India Fund, Inc. (the "Fund") will be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York in Conference Room 30J on the 30th Floor, on Tuesday, April 8, 2003, at 11:00 a.m., for the purposes of considering and voting upon:

1. The election of Directors (Proposal 1).

2. Approval of a new management agreement between Advantage Advisers, Inc. and the Fund (Proposal 2).

3. Approval of a new country advisory agreement between Advantage Advisers, Inc. and Imperial Investment Advisors Private Limited (Proposal 3).

4. Approval of a fundamental policy whereby the Fund would adopt an interval fund structure (Proposal 4).

5. Any other business that may properly come before the Meeting.

         The close of business on February 10, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                       By Order of the Board of Directors,

                        /S/ BRYAN MCKIGNEY
                        Bryan McKigney
                        President, Director and Secretary
--------------------------------------------------------------------------------
TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                                  REGISTRATION
                                  ------------
    CORPORATE ACCOUNTS                                     VALID SIGNATURE
     (1)  ABC Corp. .................................      ABC Corp. (by John Doe, Treasurer)
     (2)  ABC Corp. .................................      John Doe, Treasurer
     (3)  ABC Corp. c/o John Doe, Treasurer..........      John Doe
     (4)  ABC Corp. Profit Sharing Plan .............      John Doe, Trustee

    TRUST ACCOUNTS
     (1)  ABC Trust..................................      Jane B. Doe, Trustee
     (2)  Jane B. Doe, Trustee u/t/d 12/28/78........      Jane B. Doe

    CUSTODIAL OR ESTATE ACCOUNTS
     (1)  John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA............      John B. Smith
     (2)  John B. Smith..............................      John B. Smith, Jr., Executor

                              THE INDIA FUND, INC.

                           622 Third Avenue, 8th Floor
                            New York, New York 10017



                       ---------------------------------
                                 PROXY STATEMENT
                       ---------------------------------


         This proxy statement is furnished in connection with a solicitation by the Board of Directors of The India Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York in Conference Room 30J on the 30th Floor, on Tuesday, April 8, 2003, at 11:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 3, 2003. ANY STOCKHOLDER MAY REQUEST AN ADDITIONAL COPY OF THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, FREE OF CHARGE, BY CONTACTING ADVANTAGE ADVISERS, INC. AT THE ADDRESS LISTED BELOW OR BY CALLING 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of Directors (Proposal 1) and FOR Proposals 2, 3 and 4. The close of business on February 10, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 30,698,333 shares of the Fund's common stock outstanding.

                  At the Meeting, stockholders will be asked to vote on the election of three Class I and one Class III Directors of the Fund. In addition, stockholders will be asked to approve a new management agreement and a new country advisory agreement, each to take effect upon the consummation of the acquisition by Fahnestock & Co. Inc. ("Fahnestock & Co.") of the asset management business of CIBC World Markets Corp. ("CIBC World Markets"), including ownership and control of Advantage Advisers, Inc. ("Advantage"), the investment manager to the Fund, and of Imperial Investment Advisors Private Limited ("Imperial"), the country adviser to the Fund (the "Acquisition"). For a discussion of the Acquisition, see "The Acquisition" under Proposal 2 below. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the Acquisition will cause the automatic termination of the Fund's existing management agreement with Advantage and of the Fund's existing country advisory agreement, as amended and assigned, with Imperial. Therefore, in order to ensure continuity in the management of the Fund, stockholders are being asked to approve a new substantially identical management agreement with Advantage and a new substantially identical country advisory agreement with Imperial.

         Stockholders will also be asked to consider and approve a fundamental policy whereby the Fund would adopt an interval fund structure with semi-annual repurchases.

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of common stock of the Fund entitled to vote at the Meeting.

         Stockholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

         Advantage, whose principal business address is 622 Third Avenue, 8th Floor, New York, New York 10017, is the Fund's investment manager. Advantage is currently a subsidiary of CIBC World Markets.

         Imperial, whose principal business address is Taj President - Mumbai, Room No. 802, 90, Cuffe Parade, Mumbai - 400 005, India, is the Fund's country adviser. Imperial is currently a 99%-owned subsidiary of Advantage India, Inc., which in turn is a wholly-owned subsidiary of CIBC World Markets.

         The principal business address of the Fund is 622 Third Avenue, 8th Floor, New York, New York 10017. The Fund is a closed-end management investment company registered under the 1940 Act.

                        PROPOSAL 1. ELECTION OF DIRECTORS

         In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect three Class I and one Class III Directors to hold office until the 2006 and 2004 Annual Meetings of Stockholders, respectively, or thereafter when their respective successors are elected and qualified. The term of office of the Class II Directors expires at the Annual Meeting of Stockholders in 2005, or thereafter when their successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

         The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. As of February 2003, Sir Rene Maingard retired from his position as a Director of the Fund.

         The following table provides information concerning the nominees for election as Class I and III Directors:

                                                                                       NUMBER OF FUNDS
                                                                                       IN FUND COMPLEX
                                                                                        OVERSEEN BY
                                                                                          NOMINEE
                          POSITION HELD WITH       LENGTH OF   PRINCIPAL OCCUPATION    (INCLUDING THE     OTHER DIRECTORSHIPS
 NAME, ADDRESS AND AGE           FUND             TERM SERVED  DURING PAST 5 YEARS         FUND)            HELD BY NOMINEE
----------------------    ------------------      -----------  --------------------    ---------------    -------------------

NOMINEES TO SERVE AS CLASS I DIRECTORS UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR NOMINEES

Charles F. Barber         Director, Chairman      Since 1993   Consultant; formerly,         6            None
  66 Glenwood Drive       of Audit Committee                   Chairman of the Board,
  Greenwich, CT  06830    and Member of                        ASARCO Incorporated
  Age: 85                 Nominating Committee                 (producer of copper and
                                                               other metals).

Jeswald W. Salacuse       Director, Member of     Since 1993   Henry J. Braker               2            Director of 13
  The Fletcher School     Audit Committee and                  Professor of Commercial                    registered investment
  of Law & Diplomacy      Chairman of                          Law (1990-Present), and                    companies advised by
  at Tufts University     Nominating Committee                 formerly Dean                              Salomon Brothers
  Medford, MA 02155                                            (1986-1994), The                           Asset Manage-ment Inc
  Age: 65                                                      Fletcher School of Law                     ("SBAM").
                                                               & Diplomacy, Tufts
                                                               University; formerly
                                                               Fulbright Distinguished
                                                               Chair in Comparative Law,
                                                               University of Trento,
                                                               Italy (2000).

INTERESTED DIRECTOR NOMINEE

Howard M. Singer*         Chairman and            Since 2000   Managing Director, CIBC      11            None
  622 Third Avenue        Director of the                      World Markets, CIBC
  8th Floor               Board of Directors                   Oppenheimer Advisers,
  New York, NY  10017                                          L.L.C. and Advantage.
  Age: 39

----------------------
* Mr. Singer is an "interested person," as defined in the 1940 Act, because he serves as Managing Director of Advantage and a director and/or officer of affiliates of Advantage, the fund's investment adviser.

NOMINEE TO SERVE AS A CLASS III DIRECTOR UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR NOMINEE

J. Marc Hardy             Director and Member     Since 2000   Managing Director,             1           None
  De Chazal Du Mee        of the Nominating                    Mainstream Ltd.
  Building 10             Committee                            (independent financial
  Frere Felix de Valois                                        advisor) and Value
  Street                                                       Investors Ltd. (private
  Port Louis, Mauritius                                        investment company).
  Age: 48


         The following table provides information concerning the Class II and remaining Class III Directors:

                                                                                 NUMBER OF FUNDS
                                                                                 IN FUND COMPLEX
                                                                                   OVERSEEN BY
                                                                                     NOMINEE
                        POSITION HELD WITH   LENGTH OF   PRINCIPAL OCCUPATION    (INCLUDING THE       OTHER DIRECTORSHIPS
 NAME, ADDRESS AND AGE         FUND         TERM SERVED  DURING PAST 5 YEARS          FUND)             HELD BY NOMINEE
----------------------  ------------------  -----------  --------------------    ---------------      -------------------
CLASS II DIRECTORS SERVING UNTIL THE YEAR 2005 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS

Leslie H. Gelb            Director and      Since 1994  President, The                 2              Britannica.com;
  The Council on Foreign  Member of the                 Council on Foreign                            Director of 13
  Relations               Audit and                     Relations                                     registered
  58 East 68th Street     Nominating                    (1993-Present);                               investment
  New York, NY  10021     Committees                    Columnist                                     companies
  Age: 65                                               (1991-1993), Deputy                           advised by SBAM.
                                                        Editorial Page Editor
                                                        (1986-1990) and
                                                        Editor, Op-Ed Page
                                                        (1988-1990), THE NEW
                                                        YORK TIMES.

Luis F. Rubio             Director and      Since 1999  President, Centro de           7              None
  Jaime Balmes No. 11,    Member of the                 Investigacion para el
  D-2                     Audit and                     Desarrollo, A.C.
  Los Morales Polanco     Nominating                    (Center of Research
  Mexico, D.F.  11510     Committees                    for Development)
  Age:  47                                              (1981-Present);
                                                        frequent
                                                        contributor of
                                                        op-ed pieces to
                                                        THE LOS ANGELES
                                                        TIMES and THE
                                                        WALL STREET
                                                        JOURNAL.

Gabriel Seeyave           Director          Since 1994  Tax Advisor                    1              Director, The
  De Chazal Du Mee                                      (1993-present);                               United Basalt
  Building 10                                           formerly Partner, De                          Products Limited.
  Frere Felix de Valois                                 Chazal Du Mee & Co.
  Street                                                (chartered
  Port Luis, Mauritius                                  accountants).
  Age:  71

CLASS III DIRECTOR SERVING UNTIL THE YEAR 2004 ANNUAL MEETING OF STOCKHOLDERS

INTERESTED DIRECTOR

Bryan McKigney*           Director,         Since 2000  Managing Director              1              None
  622 Third Avenue        President and                 (2000-Present) and
  8th Floor               Secretary                     Executive Director
  New York, NY  10017                                   (1993-2000), CIBC World
  Age: 44                                               Markets; Managing
                                                        Director, CIBC
                                                        Oppenheimer Advisers,
                                                        L.L.C. and Advantage;
                                                        President and Secretary
                                                        of The Asia Tigers
                                                        Fund, Inc.; formerly,
                                                        Vice President and
                                                        Division Executive,
                                                        Head of Derivative
                                                        Operations (1986-1993)
                                                        and Assistant Vice
                                                        President, Securities
                                                        and Commodity
                                                        Operations (1981-1985),
                                                        Chase Manhattan Bank.
-----------------------

* Mr. McKigney is an "interested person," as defined in the 1940 Act, because he serves as Managing Director of Advantage and a director and/or officer of affiliates of Advantage, the Fund's investment adviser.

         The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of February 10, 2003:

                                                                                         AGGREGATE DOLLAR RANGE OF
                                                                                         EQUITY SECURITIES IN ALL
                                                                                             FUNDS OVERSEEN BY
                                             NUMBER OF      DOLLAR RANGE OF EQUITY     DIRECTOR/NOMINEE AND ADVISED
      NAME OF DIRECTOR/NOMINEE                SHARES        SECURITIES IN THE FUND             BY ADVANTAGE
-----------------------------------------    ---------      ----------------------     ----------------------------

NON-INTERESTED DIRECTORS/NOMINEES
Charles F. Barber                              1,000           $10,001 - $50,000             $10,001 - $50,000
Leslie H. Gelb                                 None                  None                          None
J. Marc Hardy                                  None                  None                          None
Luis F. Rubio                                   480              $1 - $10,000                $10,001 - $50,000
Jeswald W. Salacuse                             402              $1 - $10,000                  $1 - $10,000
Gabriel Seeyave                                None                  None                          None

INTERESTED DIRECTORS/NOMINEES
Howard M. Singer*                              1,000           $10,001 - $50,000             $10,001 - $50,000
Bryan McKigney*                                1,000           $10,001 - $50,000             $10,001 - $50,000

ALL DIRECTORS AND EXECUTIVE OFFICERS (AS
A GROUP)                                       3,882                  n/a                           n/a

---------------------
* Messrs. Singer and McKigney are "interested persons" as defined in the 1940 Act, because each serves as a director of Advantage and a director and/or officer of affiliates of Advantage.

         At February 10, 2003, the holdings of no Director or executive officer, nor the Directors and executive officers of the Fund as a group, represented more than 1% of the outstanding shares of the Fund's common stock. At February 10, 2003, no Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in, Advantage, the Fund's investment manager, Imperial, the Fund's country adviser, or person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Advantage or Imperial.

         The following table sets forth the beneficial ownership of shares of the Fund, at February 10, 2003, by each person known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund:

                                                                       NUMBER OF SHARES
                   NAME OF BENEFICIAL OWNER                           BENEFICIALLY OWNED         PERCENT OWNERSHIP
---------------------------------------------------------------       ------------------         ------------------
President and Fellows of Harvard College (1)                               4,345,128                   14.2%
     c/o Harvard Management Company, Inc.
     600 Atlantic Avenue
     Boston, MA 02210

Deutsche Bank AG (2)
     Taunusanlage 12, D-60325                                              2,143,989                    7.0%
     Frankfurt am Main
     Federal Republic of Germany

---------------------
(1)  Based solely upon information presented in Schedule 13G/A, providing information as of December 31, 2002, filed by the President and Fellows of Harvard College, which reports sole voting and dispositive power as to all such shares.

(2)  Based solely upon information presented in Schedule 13G, providing information as of December 31, 2002, filed by Deutsche Bank AG, which reports sole voting and dispositive power as to all such shares.

         In addition, at February 10, 2003, Cede & Co., a nominee for participants in The Depository Trust Company, held of record 27,464,080 shares, equal to 89.46% of the outstanding shares of the Fund.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

         The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including Advantage, Imperial, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

         The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

         The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, Advantage, Imperial and their affiliates and other funds and clients managed by Advantage to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

         The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. McKigney and Singer, the current executive officer of the Fund is:

                                         POSITION(S) HELD        LENGTH OF            PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                       WITH FUND           TERM SERVED           DURING PAST 5 YEARS
---------------------                       ---------           -----------           -------------------
Alan E. Kaye                                Treasurer              1999         Executive Director of CIBC World
CIBC World Markets Corp.                                                        Markets (1995-Present); formerly, Vice
622 Third Avenue                                                                President, Oppenheimer & Co., Inc.
8th Floor                                                                       (1986-1994).
New York, NY 10017
Age:  51

         The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund or of Advantage, Imperial or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Barber, Gelb, Rubio and Salacuse are members of the Audit Committee. The Audit Committee convened three times during the fiscal year ended December 31, 2002. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection. The Fund adopted an Audit Committee Charter in February 2000, which was subsequently amended in May 2000.

         The Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61 and No. 90. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2002.

         A representative of PwC will be available at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

         The Fund's Nominating Committee, whose principal function is to recommend nominees for election as directors of the Fund, is composed of Messrs. Barber, Gelb, Hardy, Rubio, Salacuse and Seeyave. This Committee met twice during the fiscal year ended December 31, 2002. The Nominating Committee will accept nominations for the office of Director made by the stockholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has no compensation committee.

         During the fiscal year ended December 31, 2002, the Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the meetings of the Board or the committee of the Board on which he served.

ADDITIONAL MATTERS

         Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by Advantage, Imperial, the Fund's country adviser, or affiliates thereof during the Fund's prior fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended December 31, 2002 to each Director of the Fund. No remuneration was paid during the fiscal year ended December 31, 2002 by the Fund to Messrs. McKigney and Singer who, as officers and employees of Advantage and CIBC World Markets, are "interested persons" as defined under the 1940 Act. The Fund does not provide any pension or retirement benefits to Directors.

                                                    TOTAL COMPENSATION
                                  AGGREGATE           FROM OTHER FUNDS          TOTAL COMPENSATION
                                COMPENSATION             ADVISED BY                 FROM FUND
NAME OF DIRECTOR                  FROM FUND              ADVANTAGE               AND FUND COMPLEX
-------------------           -----------------     -------------------         ------------------
                                                      DIRECTORSHIPS (A)         DIRECTORSHIPS (A)
Charles F. Barber                   $7,900                $8,000(1)                 $47,100(6)
Leslie H. Gelb                      $7,200                $7,300(1)                 $14,500(2)
J. Marc Hardy                     $3,483.33*                $0(0)                  $3,483.33(1)
Luis F. Rubio                       $6,600                $6,700(1)               $41,527.40(7)
Jeswald W. Salacuse                 $7,900                $8,000(1)                 $15,900(2)
Gabriel Seeyave                     $7,200                  $0(0)                   $7,200(1)

-----------------------
(A) The numbers in parentheses indicate the applicable number of registered investment company directorships held by that Director. * Mr. Hardy became a Director of the Fund on October 29, 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than ten percent of the Fund's common stock, Advantage, Imperial and its directors and officers, to file reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's Directors and officers, Advantage, Imperial and their directors and officers have complied with applicable filing requirements during the fiscal year ended December 31, 2002, except that Mr. Gelb did not timely file a Form 4.

REQUIRED VOTE

         Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

         Please note that unless otherwise instructed, the proxies will vote FOR each of the nominees for Director.

THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

               PROPOSAL 2. APPROVAL OF A NEW MANAGEMENT AGREEMENT
                         BETWEEN ADVANTAGE AND THE FUND

INTRODUCTION

         In anticipation of the Acquisition, which is discussed in detail below, the Board of Directors of the Fund is proposing that its stockholders approve a new management agreement between the Fund and Advantage (the "New Management Agreement"). The New Management Agreement is substantially identical to the existing management agreement.

THE ACQUISITION

         On December 10, 2002, Fahnestock Viner Holdings Inc. ("FVH") and Canadian Imperial Bank of Commerce ("CIBC") announced that Fahnestock & Co., the principal operating subsidiary of FVH, or an affiliated company would acquire the U.S. brokerage and asset management businesses of CIBC World Markets, a wholly-owned subsidiary of CIBC.

         CIBC World Markets serves as the administrator of the Fund. Advantage, a wholly owned subsidiary of CIBC World Markets, serves as investment manager to the Fund pursuant to a management agreement dated as of August 7, 1998 (the "Existing Management Agreement"). Imperial, a wholly owned subsidiary of CIBC World Markets, serves as country adviser to the Fund pursuant to a country advisory agreement dated as of August 1, 2001 (the "Existing Country Advisory Agreement"). CIBC World Markets also serves as investment adviser and/or administrator to several other registered and unregistered funds and acts as investment adviser and sponsor of various wrap fee programs and managed accounts. CIBC World Markets and Fahnestock & Co. each are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and as broker-dealers under the Securities Exchange Act of 1934, as amended, and are members of the National Association of Securities Dealers, Inc.

         FVH is a publicly traded company listed on the New York Stock Exchange. Fahnestock & Co., the principal operating subsidiary of FVH, is a full-service, self-clearing securities brokerage firm headquartered in New York, and an investment adviser. Fahnestock & Co. is a member firm of the New York Stock Exchange and all principal U.S. exchanges. Following the Acquisition, the combined firm will have over seventeen hundred financial consultants and will rank among the top ten independent full-service retail broker-dealers in the United States, based on financial consultants and client assets.

         Fahnestock & Co. is a wholly-owned subsidiary of Viner Finance Inc., which in turn is wholly-owned by E.A. Viner International Co., which in turn is wholly-owned by FVH. In excess of 50% of the Class B (voting) shares of FVH are owned by Phase II Financial Limited, an Ontario corporation controlled by Albert
G. Lowenthal; in excess of 44% of the Class B (voting) shares of FVH are owned by Elka Estates Limited, an Ontario corporation which is controlled by Olga Roberts. The address for Fahnestock & Co. is 125 Broad Street, New York, New York 10004-2472.

         In connection with the Acquisition, CIBC and/or CIBC World Markets, on the one hand, and FVH and/or Fahnestock & Co., on the other, entered into a series of related agreements pursuant to which there would be an ongoing relationship between the parties following the closing. These agreements relate primarily to the sale of the U.S. brokerage business, including CIBC World Markets' providing research to Fahnestock & Co. and clearing transactions executed by Fahnestock & Co. In addition, CIBC agreed for a period of time not to compete against or solicit certain clients of FVH in connection with the brokerage business being acquired. Additionally, CIBC agreed for a period of time not to solicit certain employees or clients of Fahnestock & Co. in connection with the asset management business being acquired.

         Upon closing, the aggregate consideration in connection with the sale of the brokerage and asset management businesses will be approximately US$241,000,000 (Cdn$380,000,000) of which (i) approximately U.S. $13 million was paid in cash at closing from cash on hand; (ii) approximately U.S. $2 million will be paid in cash upon the completion of the Acquisition; (iii) approximately U.S. $65 million was paid by the issuance of a promissory note by Viner Finance Inc.; and (iv) approximately U.S. $161 million was paid by issuance of debentures issued to CIBC by E.A. Viner International Co., a Delaware corporation and a wholly owned subsidiary of FVH, which, subject to certain conditions, are exchangeable for approximately 6.9 million Class A non-voting shares of FVH (representing approximately 35% of the shares of FVH on a fully diluted basis).

         The acquisition of the U.S. brokerage business of CIBC World Markets closed on January 3, 2003, and the purchase agreement with respect to the asset management business was executed as of January 2, 2003. Upon completion of the Acquisition, which is scheduled to occur on or about April 30, 2003, it is anticipated that Fahnestock & Co. or one of its affiliated companies will replace CIBC World Markets as the administrator of the Fund. Fahnestock & Co. or one of its affiliated companies will also acquire all of the equity interests of Advantage, the investment adviser to the Fund, as well as CIBC World Markets' equity interest in Imperial, the country adviser to the Fund.

EFFECT OF THE ACQUISITION ON THE FUND

         Fahnestock & Co. has represented to the Fund's Board of Directors that, following the Acquisition, it does not anticipate any material changes in the Fund's investment policies or strategies or in the day-to-day management of the Fund. The Fund's investment adviser will continue to be Advantage, the Fund's country adviser will continue to be Imperial, and the Fund's portfolio manager will continue to be Punita Kumar-Sinha.

         As required by the 1940 Act, the Existing Management Agreement provides for its automatic termination in the event of its "assignment", as defined in the 1940 Act. Consummation of the Acquisition will constitute an assignment of the Existing Management Agreement. As a result, the Board of Directors has considered and approved the New Management Agreement, which is substantially similar to the Existing Management Agreement. The terms of the New Management Agreement and the Board's evaluation of the New Management Agreement are discussed in more detail below.

EXISTING AND NEW MANAGEMENT AGREEMENTS

         The Existing Management Agreement and the New Management Agreement are identical except for the date of commencement and the date of termination of the agreements, and the replacement of references to CIBC World Markets with references to Fahnestock & Co. The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Advantage, most recently approved the Existing Management Agreement on October 29, 2002. The stockholders of the Fund most recently approved the Existing Management Agreement on September 30, 1997, in connection with the acquisition of Advantage by CIBC World Markets (formerly CIBC Wood Gundy Securities Corp.). The following description of the New Management Agreement for the Fund is qualified in its entirety by reference to the form of New Management Agreement attached hereto as Exhibit "A".

Services to be Performed
------------------------

         As in the Existing Management Agreement, pursuant to the New Management Agreement, Advantage will continue to supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall business strategy, make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund and manage the investing and reinvesting of the Fund's assets. Advantage will also continue to provide access to research and statistical data to the Fund.

Expenses and Advisory Fees
--------------------------

         As in the Existing Management Agreement, the New Management Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that Advantage is responsible for expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund.

         THE RATE USED TO DETERMINE FEES PAYABLE BY THE FUND PURSUANT TO THE NEW MANAGEMENT AGREEMENT IS IDENTICAL TO THE RATE IN THE EXISTING MANAGEMENT AGREEMENT. Consequently, under the Existing Management Agreement or the New Management Agreement, the Fund will pay Advantage a monthly fee at an annual rate of 1.10% of average weekly net assets.

Limitation of Liability
-----------------------

         As in the Existing Management Agreement, the New Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), Advantage shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, the New Management Agreement provides that the Fund, under certain circumstances, will indemnify Advantage against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination
------------------------

         Like the Existing Management Agreement, the New Management Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the New Management Agreement, and who are not "interested persons" (as defined in the 1940 Act) of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" ( as defined in the 1940 Act) of the Fund. The New Management Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, or by Advantage, and the New Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

EVALUATION BY THE BOARD OF DIRECTORS

         At a meeting held in person on January 17, 2003, the Fund's Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, Advantage, Fahnestock & Co. or their affiliates, approved the New Management Agreement and recommended that stockholders of the Fund approve the New Management Agreement. The New Management Agreement will become effective on the later of the date the Acquisition is consummated and the date the stockholders of the Fund approve the New Management Agreement.

         In approving the New Management Agreement and determining to submit it to stockholders for their approval, the Board of Directors of the Fund has determined that continuity and efficiency of advisory services after the Acquisition can best be assured by approving the New Management Agreement on behalf of the Fund. The Board of Directors of the Fund believes that the New Management Agreement will enable the Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New Management Agreement is in the best interests of the Fund and its stockholders. In connection with its review of the New Management Agreement, the Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by Advantage and Fahnestock & Co. These materials included written information regarding FVH and Fahnestock & Co. and their personnel, operations and financial condition.

         In approving the New Management Agreement, the Board of Directors of the Fund focused primarily on the nature, quality and scope of the operations and services to date provided by Advantage to the Fund, and the fact that the Existing Management Agreement and the New Management Agreement, including the terms relating to the services to be performed thereunder by Advantage and the expenses and fees payable by the Fund, are substantially identical. Among other things, the Board of Directors noted that the New Management Agreement would not result in any increased fees or in any material change in the level of services being provided. In connection with these considerations, comparisons were made between the New Management Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees, and the benefits to Advantage of its relationship with the Fund. In addition, the Fund's Board of Directors considered the commitment of Fahnestock & Co. to maintain and enhance the services provided to the Fund by Advantage, and met with representatives of Fahnestock & Co. to discuss their current intentions with respect to Advantage. The Board of Directors further noted that Fahnestock & Co. intends to employ all of the current CIBC World Markets investment management professionals and administrative staff necessary to provide services to the Fund.

         In addition to the foregoing, the Fund's Board of Directors considered the likelihood of Advantage's continued financial stability following consummation of the Acquisition, particularly in light of the overall experience and reputation of FVH and Fahnestock & Co. and their financial stability, and whether there are any aspects of the Acquisition likely to affect the ability of Advantage to retain and attract qualified personnel following consummation. In connection with these considerations, the Board considered possible alternatives to approval of the New Management Agreement. Based upon its review of the above factors, the Board of Directors of the Fund concluded that the New Management Agreement is in the best interests of the Fund and its stockholders. The Board of Directors determined that if the New Management Agreement is not approved by stockholders, the Board would then further consider all available alternatives.

         The Board of Directors recommends that stockholders vote "FOR" the proposal to approve the New Management Agreement.

         Messrs. Singer and McKigney and the officers of the Fund may have a substantial interest in the approval of the New Management Agreement for the Fund as a result of their interests in and/or positions with Advantage or affiliates thereof.

INFORMATION CONCERNING ADVANTAGE

         Advantage is a corporation organized under the laws of Delaware on May 31, 1990 and a registered investment adviser under the Advisers Act. Advantage has served as investment manager to the Fund since commencement of the Fund's operations.

         Advantage is currently a wholly-owned subsidiary of CIBC World Markets. CIBC World Markets is wholly-owned by CIBC World Markets Holdings Inc., which is 98% owned by CIBC Delaware Holdings Inc. CIBC World Markets Inc., a Canadian company, owns 83% of CIBC Delaware Holdings Inc., and CIBC, a Canadian bank, owns 100% of CIBC World Markets Inc. The principal business address of CIBC World Markets, CIBC World Markets Holdings Inc. and CIBC Delaware Holdings Inc. is 425 Lexington Avenue, New York, New York 10017. The principal business address of CIBC World Markets Inc. is BCE Place, 161 Bay Street, Toronto, Ontario, M5J 2S8 Canada, and the principal business address of CIBC is Commerce Court, Toronto, Ontario, M5L 1A2 Canada. The principal business address of Advantage following the Acquisition is expected to change to one of FVH's offices. Stockholders of the Fund will be advised of the new principal location of Advantage.

         The names, titles and principal occupations of the current directors and executive officers of Advantage are set forth in the following table. The business address of each person listed below is 622 Third Avenue, 8th Floor, New York, New York 10017.

NAME                                 TITLE AND PRINCIPAL OCCUPATION
----                                 ------------------------------
Howard M. Singer*..................  President, Managing Director and Member of
                                     the Board
Bryan E. McKigney*.................  Managing Director
Paul Rubacky.......................  Chief Financial Officer
Patricia Bourdon...................  Secretary
Joyce Burns........................  Managing Director
Elliot Ganz........................  Assistant Secretary
Barbara Pires*.....................  Executive Director

* also serves as officer to the Fund

         Mr. Singer is Chairman and a Director of the Fund, and Mr. McKigney is President, a Director and Secretary of the Fund. Both are "interested persons" of the Fund and Advantage because they are officers and directors of Advantage, the Fund's investment manager.

         Fahnestock & Co. has advised the Fund's Board of Directors that it anticipates that the foregoing persons will continue with Advantage in their present or similar capacities following the Acquisition, except for Paul Rubacky, Patricia Bourdon, Joyce Burns and Elliot Ganz, who will remain employees of CIBC World Markets.

SECTION 15(F) OF THE 1940 ACT

         CIBC World Markets and Fahnestock & Co. have agreed to use commercially reasonable efforts to comply with the "safe harbor" provisions afforded by
Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment advisory business occurs, the investment adviser or its affiliates may receive any amount or benefit in connection with the sale as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company clients of the adviser as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the company). The Fund's Board of Directors is not aware of any circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Fund. Moreover, Fahnestock & Co. has agreed with CIBC World Markets that it will use reasonable best efforts to insure that no unfair burden will be imposed on the Fund by or as a result of the Acquisition during such two-year period.

         The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser (or predecessor or successor adviser). In connection with the satisfaction of such 75% disinterested board requirement, Fahnestock & Co. has agreed with CIBC World Markets that it will use reasonable best efforts to insure compliance with such requirement during such three-year period. It is expected that the Board of Directors will continue to satisfy that condition of Section 15(f) for the requisite three-year period.



COMPARATIVE FEE INFORMATION

         The following table provides information with respect to the Fund and The Asia Tigers Fund, Inc., another investment company for which Advantage also serves as investment manager and which has a similar investment objective:

                             MANAGEMENT FEE (AS A                                        FEES PAID BY FUND TO
                             PERCENTAGE OF AVERAGE        APPROXIMATE NET ASSETS         ADVANTAGE DURING YEAR ENDED
NAME OF FUND                 WEEKLY NET ASSETS)           AS OF DECEMBER 31, 2002        DECEMBER 31, 2002
------------                 -------------------------    -----------------------        -----------------
The India Fund, Inc.         1.10%                        $350,838,505                   $4,021,761.09
The Asia Tigers Fund, Inc.   1.00%                        $ 99,645,867                   $1,330,056.06

PAYMENTS TO AFFILIATES OF ADVANTAGE AND IMPERIAL BY THE FUND

         Advantage and Imperial are currently indirect, wholly-owned subsidiaries of CIBC. There have been no commissions paid to Affiliated Brokers, as defined in Rule 14a-101 under the Securities Exchange Act of 1934, as amended, of Advantage or Imperial during the Fund's fiscal year ended December 31, 2002.

         CIBC World Markets, an indirect wholly-owned subsidiary of CIBC, serves as the Fund's administrator. For these administrative services, CIBC World Markets receives a fee computed monthly and paid quarterly at an annual rate of 0.20% of the value of the Fund's average monthly net assets. For the year ended December 31, 2002, these fees amounted to $731,229. In connection with the Acquisition, it is anticipated that Fahnestock & Co. or one of its affiliates will replace CIBC World Markets as the Fund's administrator, at the same rate currently being paid by the Fund, under a new administration agreement substantially identical to the Fund's current administration agreement with CIBC World Markets.

REQUIRED VOTE

         As provided by the 1940 Act, approval of the New Management Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.

         Please note that unless otherwise instructed, the proxies will vote FOR Proposal 2.

THE DIRECTORS OF THE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, ADVANTAGE, FAHNESTOCK & CO. OR THEIR AFFILIATES, RECOMMEND THAT STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW MANAGEMENT AGREEMENT.

            PROPOSAL 3. APPROVAL OF A NEW COUNTRY ADVISORY AGREEMENT
                         BETWEEN ADVANTAGE AND IMPERIAL

INTRODUCTION

         In anticipation of the Acquisition, which is discussed in detail under Proposal 2 above, the Board of Directors of the Fund is proposing that its stockholders approve a new country advisory agreement between the Fund and Imperial (the "New Country Advisory Agreement"). Imperial currently serves as country adviser to the Fund pursuant to the Existing Country Advisory Agreement. The New Country Advisory Agreement is substantially identical to the Existing Country Advisory Agreement.

THE ACQUISITION

         For a description of the Acquisition, FVH and Fahnestock & Co., please see "The Acquisition" under Proposal 2 above.

EFFECTS OF THE ACQUISITION ON THE FUND

         Fahnestock & Co. has represented to the Fund's Board of Directors that, following the Acquisition, it does not anticipate any material changes in the Fund's investment policies or strategies or in the day-to-day management of the Fund. The Fund's country adviser will continue to be Imperial.

         As required by the 1940 Act, the Existing Country Advisory Agreement provides for its automatic termination in the event of its "assignment", as defined in the 1940 Act. Consummation of the Acquisition will constitute an assignment of the Existing Country Advisory Agreement. As a result, the Board of Directors has considered and approved the New Country Advisory Agreement, which is substantially similar to the Existing Country Advisory Agreement. The terms of the New Country Advisory Agreement and the Board's evaluation of the New Country Advisory Agreement are discussed in more detail below.

EXISTING AND NEW COUNTRY ADVISORY AGREEMENTS

         The Existing Country Advisory Agreement and the New Country Advisory Agreement are identical except for the date of commencement and the date of termination of the agreements. The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Imperial, most recently approved the Existing Country Advisory Agreement on October 29, 2002. The stockholders of the Fund most recently approved the Existing Country Advisory Agreement on April 20, 2001. The following description of the New Country Advisory Agreement for the Fund is qualified in its entirety by reference to the form of New Country Advisory Agreement attached hereto as Exhibit "B".

Services to be Performed
------------------------

         As in the Existing Country Advisory Agreement, pursuant to the New Country Advisory Agreement, subject to the direction and control of the directors of the Fund and in consultation with Advantage, Imperial will provide or procure statistical and factual information and research regarding economic and political factors and trends in India and its surrounding region and provide or procure research and statistical data in relation to investing and other opportunities in India and its surrounding region. All investment decisions will continue to be made by Advantage.

Expenses and Sub-advisory Fees
------------------------------

         As in the Existing Country Advisory Agreement, the New Country Advisory Agreement provides that Imperial is responsible for all of its expenses and liabilities, including expenses in connection with providing office space, office facilities and personnel reasonably necessary for performance of the services to be provided by it to Advantage.

         THE PROVISION RELATING TO THE FEES PAYABLE BY ADVANTAGE TO IMPERIAL PURSUANT TO THE NEW COUNTRY ADVISORY AGREEMENT IS IDENTICAL TO THAT IN THE EXISTING COUNTRY ADVISORY AGREEMENT. Consequently, under the Existing Country Advisory Agreement or the New Country Advisory Agreement, Advantage will pay Imperial a monthly fee to be agreed upon by Advantage and Imperial from time to time that will not exceed 1.10% of the Fund's average weekly net assets, which is the rate of fees payable by the Fund to Advantage.

Duration and Termination
------------------------

         Like the Existing Country Advisory Agreement, the New Country Advisory Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the New Country Advisory Agreement, and who are not "interested persons" (as defined in the 1940 Act) of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. The New Country Advisory Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund, or by Advantage, and the New Country Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

EVALUATION BY THE BOARD OF DIRECTORS

         At a meeting held in person on January 17, 2003, the Fund's Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, Imperial, Fahnestock & Co. or their affiliates, approved the New Country Advisory Agreement and recommended that stockholders of the Fund approve the New Country Advisory Agreement. The New Country Advisory Agreement will become effective on the later of the date the Acquisition is consummated and the date the stockholders of the Fund approve the New Country Advisory Agreement.

         In approving the New Country Advisory Agreement and determining to submit it to stockholders for their approval, the Board of Directors of the Fund has determined that continuity and efficiency of advisory services after the Acquisition can best be assured by approving the New Country Advisory Agreement on behalf of the Fund. The Board of Directors of the Fund believes that the New Country Advisory Agreement will enable the Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New Country Advisory Agreement is in the best interests of the Fund and its stockholders. In connection with its review of the New Country Advisory Agreement, the Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by Imperial and Fahnestock & Co. These materials included written information regarding Fahnestock and its personnel, operations and financial condition.

         In approving the New Country Advisory Agreement, the Board of Directors of the Fund focused primarily on the nature, quality and scope of the operations and services to date provided by Imperial to the Fund, and the fact that the Existing Country Advisory Agreement and the New Country Advisory Agreement, including the terms relating to the services to be performed thereunder by Imperial and the expenses and fees payable by Advantage, are substantially identical. Among other things, the Board of Directors noted that the New Country Advisory Agreement would not result in any increased fees to the Fund or in any material change in the level of services being provided. In connection with these considerations, comparisons were made between the New Country Advisory Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees, and the benefits to Imperial of its relationship with the Fund. In addition, the Fund's Board of Directors considered the commitment of Fahnestock & Co. to maintain and enhance the services provided to the Fund by Imperial, and met with representatives of Fahnestock & Co. to discuss their current intentions with respect to Imperial. The Board of Directors further noted that Fahnestock & Co. intends to employ virtually all of the investment management and administrative professionals that provide services to the Fund as employees of CIBC World Markets.

         In addition to the foregoing, the Fund's Board of Directors considered the likelihood of Imperial's continued financial stability following consummation of the Acquisition, particularly in light of the overall experience and reputation of Fahnestock and its financial stability, and whether there are any aspects of the Acquisition likely to affect the ability of Imperial to retain and attract qualified personnel following consummation. In connection with these considerations, the Board considered possible alternatives to approval of the New Country Advisory Agreement. Based upon its review of the above factors, the Board of Directors of the Fund concluded that the New Country Advisory Agreement is in the best interests of the Fund and its stockholders. The Board of Directors determined that if the New Country Advisory Agreement is not approved by stockholders, the Board would then further consider all available alternatives.

         The Board of Directors recommends that stockholders vote "FOR" the proposal to approve the New Country Advisory Agreement.

INFORMATION CONCERNING IMPERIAL

         Imperial is a corporation organized under the laws of India and a registered investment adviser under the Advisers Act. Imperial has served as country adviser to the Fund since May 1, 2002.

         Imperial is currently 1% owned by CIBC World Markets and 99% owned by Advantage India, Inc. Advantage India, Inc. is wholly owned by CIBC World Markets. CIBC World Markets is wholly-owned by CIBC World Markets Holdings Inc., which is 98% owned by CIBC Delaware Holdings Inc. CIBC World Markets Inc., a Canadian company, owns 83% of CIBC Delaware Holdings Inc., and CIBC, a Canadian bank, owns 100% of CIBC World Markets Inc. The address of Imperial is Taj President - Mumbai, Room No. 802, 90, Cuffe Parade, Mumbai - 400 005, India. The principal business address of Imperial following the Acquisition is not expected to change.

         The names, titles and principal occupations of the current directors and executive officers of Imperial are set forth in the following table. The business address of each person listed below is 622 Third Avenue, 8th Floor, New York, New York 10017, except for Michael D. Haight, whose business address is 1 Federal Street, 22nd Floor, Boston, Massachusetts 02110.

NAME                                              TITLE AND PRINCIPAL OCCUPATION
----                                              ------------------------------
Michael D. Haight...............................  Director
Barbara F. Pires*...............................  Director
Joyce Burns.....................................  Vice President - Tax
Paul Rubacky....................................  Vice President - Finance
Patricia Bourdon................................  Secretary

------------------------
*  Ms. Pires is also an officer of the Fund.

         Fahnestock & Co. has advised the Fund's Board of Directors that it anticipates that the foregoing persons will continue with Imperial in their present or similar capacities following the Acquisition, except for Paul Rubacky, Patricia Bourdon and Joyce Burns, who will remain employees of CIBC World Markets.

SECTION 15(F) OF THE 1940 ACT

         Please refer to the section entitled "Section 15(f) of the 1940 Act" under Proposal 2 above.

PAYMENTS TO AFFILIATES OF ADVANTAGE AND IMPERIAL BY THE FUND

         Please refer to the section entitled "Payments to Affiliates of Advantage and Imperial by the Fund" under Proposal 2 above.

REQUIRED VOTE

         As provided by the 1940 Act, approval of the New Country Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.

         Please note that unless otherwise instructed, the proxies will vote FOR Proposal 3.



THE DIRECTORS OF THE FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, IMPERIAL, FAHNESTOCK & CO. OR THEIR AFFILIATES, RECOMMEND THAT STOCKHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW COUNTRY ADVISORY AGREEMENT.

       PROPOSAL 4. APPROVAL OF A FUNDAMENTAL POLICY WHEREBY THE FUND WOULD
                        ADOPT AN INTERVAL FUND STRUCTURE

INTRODUCTION

         The Board of Directors recommends that the Fund adopt an "interval fund" structure pursuant to Rule 23c-3 ("Rule 23c-3") under the 1940 Act, which will provide stockholders with a semi-annual opportunity to liquidate a portion of their shares of the Fund at net asset value (less a 2% repurchase fee), while maintaining many of the advantages inherent in a closed-end fund structure.

BACKGROUND

         Since the Fund's inception, it has operated as a closed-end investment company and has enjoyed many of the benefits inherent in a closed-end structure. For example, the Fund has a permanent capital base and is not subject to continuous asset in-flows and out-flows, which might force the Fund to liquidate its holdings at inopportune times in order to meet redemption demands. In addition, closed-end funds do not have any prescribed limitations on holding thinly traded securities. This has allowed the Fund to build its positions in promising growth companies without the prospect of having to liquidate these positions on short notice, thereby jeopardizing the Fund's long-term net asset value.

         However, shares of closed-end funds such as the Fund often trade at a discount to their net asset value. The Board of Directors has actively sought solutions to narrow or eliminate the Fund's discount and it has reviewed and employed a number of initiatives. In 1999 and 2000, the Board of Directors instituted share repurchase programs, which resulted in the repurchase of over three million shares as of January 31, 2003. Additionally, in September 2002 the Fund completed a tender offer to repurchase up to an additional 10% of the Fund's outstanding shares. These programs have had a measurable impact on the Fund's discount, which was reduced to 15.69% as of February 21, 2003.

         Nevertheless, the Board of Directors has concluded that a more ambitious solution is needed to further reduce the Fund's discount and provide liquidity to stockholders. The Board of Directors has extensively reviewed possible alternatives for reducing the Fund's discount and determined that converting the Fund to an interval structure is in the best interests of the Fund and its stockholders. Accordingly, for reasons set forth below, the Board of Directors is proposing that the Fund's stockholders approve a fundamental policy whereby the Fund would adopt an interval structure.

ADOPTION OF AN INTERVAL FUND STRUCTURE

         Rule 23c-3 provides that closed-end management investment companies, such as the Fund, may make repurchase offers of their securities at approximately net asset value at periodic intervals. The periodic repurchase offers are intended to allow closed-end investment companies to provide their investors with a limited ability to resell shares to the fund at approximately net asset value, a manner of sale that traditionally has been available only to open-end investment company stockholders. Periodic repurchases must be made pursuant to a fundamental policy approved by stockholders.

         If the adoption of an interval fund structure is approved, the Fund would make semi-annual repurchase offers. The percentage of outstanding shares that the Fund can offer to repurchase in each offer must be established by the Fund's Board of Directors shortly before the commencement of each offer, and must be between 5% and 25% of the Fund's then outstanding shares. If the offer is oversubscribed, the Fund may, but is not required to, repurchase up to an additional 2%. For any amounts above that, however, the Fund must, subject to certain limited exceptions described below, repurchase pro rata among all subscribers. The Fund will impose a repurchase fee of 2% of the repurchase proceeds to help defray the costs associated with the repurchase offers. The Fund will send all stockholders a notification containing specified information about the basic terms of each offer and the procedures for the repurchase at least 21 and no more than 42 days before each repurchase request deadline. The repurchase pricing date will be on the last Friday in the months of March and September, the Fund's first and third fiscal quarters, or the next business day if such Friday is not a business day, and the repurchase request deadline will be 14 days prior to the pricing date. Payment for any shares repurchased must be made by seven days after the repurchase pricing date. The Fund will not be able to suspend or postpone a repurchase offer except in very limited circumstances set forth in Rule 23c-3, which are described below.

         The Board of Directors has determined that if this proposal is approved, the first repurchase offer by the Fund would occur on or around the end of the Fund's fiscal third quarter, which is on September 30, 2003, with subsequent repurchase offers to be made semi-annually thereafter. The first repurchase request deadline would be on September 12, 2003. The first repurchase pricing date would be September 26, 2003. The Board of Directors will determine the amount of each repurchase offer shortly before the commencement of the offer.

FUNDAMENTAL POLICY

         The Board of Directors has approved the following fundamental policy (which cannot be changed without stockholder approval) and is submitting it to stockholders for their approval:

         (a) The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3, as amended from time to time ("Offers"). The Board of Directors may place such conditions and limitations on Offers as may be permitted by Rule 23c-3.

         (b) 14 days prior to the last Friday of each of the Fund's first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the "Repurchase Request Deadline") by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

         (c) The date on which the repurchase price for shares is to be determined (the "Repurchase Pricing Date") shall occur no later than the last Friday of each of the Fund's first and third fiscal quarters, or the next business day if such day is not a business day.

         (d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

REPURCHASES IN EXCESS OF THE REPURCHASE OFFER AMOUNT AND PRORATION

         The Fund may, but is not obligated to, purchase up to an additional 2% of the Fund shares outstanding on a Repurchase Request Deadline if the acceptances of an Offer exceed the applicable repurchase offer amount. If the Fund determines not to repurchase more than the repurchase offer amount, or if the stockholders participating in the Offer tender shares in an amount exceeding the repurchase offer amount plus 2% of the shares outstanding on the Repurchase Request Deadline, the Fund will repurchase all the shares tendered on a pro rata basis, except that (1) the Fund may accept all shares tendered by stockholders who own fewer than 100 shares and who tender all of their shares, before prorating shares tendered by others, and (2) the Fund may accept by lot shares tendered by stockholders who tender all shares held by them and who, when tendering their shares, elect to have either all or none, or at least a minimum amount or none, accepted, so long as the Fund first accepts all shares tendered by stockholders who do not so elect.

SOURCE OF FUNDS

         From the time the Fund sends an Offer notification to stockholders until the Repurchase Pricing Date, the Fund will be required to maintain liquid assets (as defined in Rule 23c-3) in an amount equal to at least 100% of the repurchase offer amount. The Fund anticipates using cash on hand and liquidating portfolio securities to purchase shares acquired pursuant to the Offers.

RISKS TO THE FUND AND ITS STOCKHOLDERS

         There is a risk that the Fund's need to sell securities to meet repurchase requests may affect the market for the portfolio securities being sold, which may, in turn, diminish the net asset value of shares of the Fund. As a result of liquidating portfolio securities, the Fund may realize capital gains or losses. In such event, some gains may be realized on securities held for less than one year, which may generate income taxable to stockholders (when distributed to them by the Fund) at ordinary income rates. Moreover, if a significant number of shares are repurchased on a semi-annual basis, the Fund may be unable to maintain a viable asset base to continue operating efficiently given its limited ability to offer shares. The Fund's reduced net assets would also result in a higher expense ratio, and the Fund may eventually be forced to delist from the New York Stock Exchange if its asset base decreases significantly. Because the Fund will be required to maintain liquid assets in an amount equal to at least 100% of the repurchase offer amount, portfolio management techniques may be modified accordingly.

POTENTIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The sale of shares pursuant to an Offer would be a taxable transaction to the tendering stockholder for United States federal income tax purposes, either as a "sale or exchange," or under certain circumstances, as a "dividend." Under Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code"), a sale of shares pursuant to an Offer generally will be treated as a "sale or exchange" if the receipt of cash by the stockholder: (a) results in a "complete termination" of the stockholder's interest in the Fund, (b) is "substantially disproportionate" with respect to the stockholder, or (c) is "not essentially equivalent to a dividend" with respect to the stockholder. In determining whether any of these tests has been met, shares actually owned, as well as shares considered to be owned by the stockholder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. If any of these three tests for "sale or exchange" treatment is met, a stockholder will recognize gain or loss equal to the difference between the price paid by the Fund for the shares purchased in the Offer and the stockholder's adjusted basis in such shares. If such shares are held as a capital asset, the gain or loss will be capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the applicable ordinary income rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year (or 18% for capital assets that have been held for more than 5 years and whose holding periods began after December 31, 2000).

         If none of the tests set forth in Section 302(b) of the Code is met, amounts received by a stockholder who sells shares pursuant to the Offer will be taxable to the stockholder as a dividend to the extent of such stockholder's allocable share of the Fund's current or accumulated earnings and profits. To the extent that amounts received exceed such stockholder's allocable share of the Fund's current and accumulated earnings and profits, such excess will constitute a non-taxable return of capital (to the extent of the stockholder's adjusted basis in the shares sold pursuant to the Offer) and any amounts in excess of the stockholder's adjusted basis will constitute taxable gain. Any remaining adjusted basis in the shares tendered to the Fund will be transferred to any remaining shares held by such stockholder.

         In order to conduct an Offer, the Fund may be required to sell portfolio securities. If, at the time of sale, the Fund's portfolio securities have appreciated in value, the sale would result in realization of capital gains which would then need to be distributed to stockholders. This may result in tax liability for remaining stockholders.

SUSPENSION AND POSTPONEMENT OF OFFERS

         The Fund may suspend or postpone an Offer by vote of a majority of the Board of Directors (including a majority of the Directors who are not "interested persons," as that term is defined in the 1940 Act, of the Fund), but only (1) if repurchases pursuant to the Offer would impair the Fund's status as a regulated investment company under the Code; (2) if repurchases pursuant to the Offer would cause the shares to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (5) for such other periods as the Securities and Exchange Commission may by order permit for the protection of stockholders of the Fund.

         If an Offer is suspended or postponed, the Fund will provide notice thereof to stockholders. If the Fund renews a suspended Offer or reinstitutes a postponed Offer, the Fund will send a new notification to all stockholders.

EVALUATION BY THE BOARD OF DIRECTORS

         The Board of Directors regularly reviews the Fund's discount to net asset value as well as various alternatives designed to reduce the discount. At a meeting held on February 4, 2003, the Board of Directors again reviewed a number of proposals which would seek to reduce the discount. After considering these proposals, which included additional large scale tender offers, share repurchase programs, open-ending the Fund, liquidation of the Fund and merging the Fund with an open-end Fund, the Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, Advantage, Imperial or CIBC World Markets, determined that it was in the best interests of the Fund and its stockholders that the Fund adopt an interval fund structure and recommended that the proposal be submitted to stockholders. As an interval fund, stockholders would be assured a semi-annual opportunity to liquidate a portion of their shares of the Fund at net asset value (less a 2% repurchase fee).

         The Board of Directors determined that repurchase offers at semi-annual intervals instead of quarterly intervals were in the best interests of the Fund and its stockholders for a number of reasons. Repurchase offers at quarterly intervals would prevent management from taking advantage of certain investment opportunities in the market where daily liquidity is less frequent.

         As one of the largest India-dedicated mutual funds, many investors keep a keen eye on the activities and trading patterns of the Fund. If the Fund makes repurchase offers on a frequent basis, some investors in the market may sell some of the Fund's larger holdings in anticipation of the repurchase offer to take advantage of price weakness that may occur in the stock. A cycle of frequent repurchase offers could exacerbate this situation as it could involve many of the Fund's largest holdings and could, in the investment managers' opinion, harm the portfolio performance and affect the market as a whole. The investment manager believes that a semi-annual repurchase offer could minimize the market impact enabling the Fund to spread its cash raising needs over a longer period of time. Frequent repurchase offers may also deter new investors from purchasing the Fund as it may more rapidly increase expense ratios, shrink fund size and change management's strategy.

          The investment thesis in India is viewed by the investment manager as a long-term growth story. There are many stocks that have tremendous growth potential which has not yet been realized by the investing public. Typically, these stocks have low market volumes; therefore, building a position can take many months. Using the benefits of a closed-end structure, the Fund has been able to invest in these emerging themes to reap the benefits months or years later, without market liquidity being a primary factor. With frequent repurchase offers, not only will the investment performance of the Fund be hurt by the inability of the Fund to invest in these stocks, but the Fund may have to deviate from its strategy of "buy and hold" and take a narrower approach. The Fund would need to buy stocks with a principal focus on liquidity rather than solely for investment fundamentals.

          In addition, the Indian equity market is less liquid than most of non-Japan Asia's other major developed markets (i.e., South Korea, Taiwan) making a quarterly share repurchase program more onerous for the Fund. For example, thus far in 2003, share trading value in India has averaged $800 million per day, compared to $1.5 billion per day in Taiwan and $2 billion per day in South Korea. During 2002, India's share trading value ranged between $800 million - $1.5 billion per day. However, in South Korea and Taiwan, share trading value averaged between $2-5 billion and $1.5-3 billion per day, respectively.

          As with most single-country funds, the India Fund, is almost by definition, a structurally less liquid fund compared to pan-regional or global funds. With the investment universe focused on a single country, analysts can spend less time on macro analysis, and more time analyzing a broader range of companies, inevitably leading to a higher proportion of small-capitalization companies. The investment manager estimates that, on average, roughly 20-30% of the Fund's holdings can be considered shares with less-than-average liquidity. The Fund's unique structure and the environment in which it operates would make a quarterly share repurchase program far more burdensome for it as compared to a pan-regional fund that has adopted a quarterly repurchase offer.

         The Board of Directors believes that the adoption by the Fund of an interval fund structure should have a positive effect on reducing the discount from net asset value at which the Fund's shares have historically traded on the New York Stock Exchange. There can be no assurance, however, that adoption of the policy will reduce the discount or result in the Fund's shares trading at a price that equals or approximates net asset value.

REQUIRED VOTE

         As provided by the 1940 Act, approval of Proposal 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding shares present or represented at the Meeting, if holders of more than 50% of the outstanding shares of the Fund entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding shares of the Fund entitled to vote. Abstentions and broker "non-votes" will be treated as votes present but not cast for purposes of Proposal 4.

         Please note that unless otherwise instructed, the proxies will vote FOR Proposal 4.

THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION BY THE FUND OF AN INTERVAL FUND IS IN THE BEST INTERESTS OF STOCKHOLDERS OF THE FUND. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 4.

                             ADDITIONAL INFORMATION
                             ----------------------

                              INVESTMENT MANAGEMENT


ADVANTAGE ADVISERS, INC.

         Advantage serves as the Fund's investment manager. The address of Advantage is 622 Third Avenue, 8th Floor, New York, New York 10017.


IMPERIAL INVESTMENT ADVISORS PRIVATE LIMITED

         As of May 1, 2002, Imperial serves as the Fund's country adviser. Imperial is a subsidiary of Advantage India, Inc., which served as the Fund's country advisor from August 1, 2001 to April 30, 2002. The address of Imperial is Taj President - Mumbai, Room No. 802, 90, Cuffe Parade, Mumbai - 400 005, India. The address of Advantage India, Inc. is 622 Third Avenue, 8th Floor, New York, New York 10017.


CIBC WORLD MARKETS CORP.

         CIBC World Markets serves as the Fund's administrator. The address of CIBC World Markets is 425 Lexington Avenue, New York, New York 10017. CIBC World Markets subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.


MULTICONSULT LTD.

         Multiconsult Ltd. serves as Mauritius administrator to the Fund. Multiconsult Ltd.'s address is De Chazal Du Mee (DCDM) Building 10, Frere Felix de Valois Street, Port Luis, Mauritius.

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

         AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund and the review of the Fund's financial statements for the fiscal year ended December 31, 2002 was $113,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for information technology services rendered by PwC to the Fund, Advantage, Imperial, CIBC World Markets and entities controlled by either of the investment advisers that provide services to the Fund for the fiscal year ended December 31, 2002.

         ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, Advantage, Imperial, CIBC World Markets, and entities controlled by either that provide services to the Fund for the fiscal year ended December 31, 2002 was $513,000. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

                                 OTHER BUSINESS

         The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

         All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in 2004, must be received by the Fund (addressed to The India Fund, Inc., 622 Third Avenue, 8th Floor, New York, New York 10017) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 4, 2003. Any stockholder who desires to bring a proposal at the Fund's 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to The India Fund, Inc., 622 Third Avenue, 8th Floor, New York, New York 10017) during the thirty-day period from December 10, 2003 to January 9, 2004.

                         EXPENSES OF PROXY SOLICITATION

         The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund and CIBC World Markets. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage and CIBC World Markets or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. In addition, PFPC Inc. ("PFPC"), a proxy solicitation firm, has been retained to assist in the solicitation of the proxy vote. It is anticipated that PFPC will be paid by CIBC World Markets for such solicitation services in an amount estimated at $10,000 plus reasonable out-of-pocket expenses. Therefore, expenses of the Meeting will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

         PFPC may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. A stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To insure that the stockholder's instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the stockholder voted, along with a special toll-free number which will be available in the event the stockholder wishes to change or revoke the vote. Although a stockholder's vote may be taken by telephone, each stockholder will receive a copy of this proxy statement and may vote by mailing the enclosed proxy card. If you have any questions or need assistance in voting, please contact PFPC at its toll-free number, 1-877-456-6399.

March 3, 2003

                                   EXHIBIT "A"

                              MANAGEMENT AGREEMENT
                              --------------------

         Agreement dated and effective as of [o], 2003 between The India Fund, Inc., a Maryland corporation (herein referred to as the "Fund"), and Advantage Advisers, Inc., a Delaware corporation (herein referred to as the "Investment Manager") (this "Agreement").

         1. APPOINTMENT OF INVESTMENT MANAGER. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment management services for the Fund, and in connection therewith to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy; (ii) make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund; (v) advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques; (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund; (vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian;
(viii) be responsible for compliance by the Fund with U.S. Federal, State and other applicable laws and regulations, and (ix) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof. The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Fund.

         2. EXPENSES. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund. The Investment Manager shall bear all expenses arising out of its duties hereunder.

         Except as provided in Section 1 hereof, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and

Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors or non-interested members of any advisory or investment board, committee or panel of the Fund; travel expenses or an appropriate portion thereof of directors and officers of the Fund, or members of any advisory or investment board, committee or panel of the Fund, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof, or of any such advisory or investment board, committee or panel; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.

         3. TRANSACTIONS WITH AFFILIATES. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including Fahnestock & Co. Inc. or any other brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

         4. BEST EXECUTION; RESEARCH SERVICES. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by
Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund.

         5. REMUNERATION. In consideration of the services to be rendered by the Investment Manager under this Agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of 1.10% of the Fund's average weekly net assets. If the fee payable to the Investment Manager pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

         6. REPRESENTATIONS AND WARRANTIES. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

         7. SERVICES NOT DEEMED EXCLUSIVE. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

         8. LIMIT OF LIABILITY. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Manager. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Investment Manager shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

         9. DURATION AND TERMINATION. This Agreement shall remain in effect until [o] and shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

         Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

         10. GOVERNING LAW. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

         11. NOTICES. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

         If to the Fund:

         The India Fund, Inc.
         [622 Third Avenue]
         New York, New York  [10017]
         Attn:  Howard Singer
         Chairman

         If to the Investment Manager:

         Advantage Advisers, Inc.
         [622 Third Avenue]
         New York, New York  [10017]
         Attn:  Howard Singer
                President

         with a copy to:

         Fahnestock & Co. Inc.
         125 Broad Street
         New York, New York  10004-2472
         Attn:  General Counsel
or to such other address as to which the recipient shall have informed the other party in writing.

         Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

         12. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

                                          THE INDIA FUND, INC.


                                          By:      _____________________________
                                                   Name:
                                                   Title:


                                          ADVANTAGE ADVISERS, INC.


                                          By:      _____________________________
                                                   Name:
                                                   Title:

                                   EXHIBIT "B"


                           COUNTRY ADVISORY AGREEMENT



                            Advantage Advisers, Inc.
                                622 Third Avenue
                            New York, New York 10017

                                                                       [o], 2003

Imperial Investment Advisors Private Limited
Taj President - Mumbai
Room No. 802
90, Cuffe Parade
Mumbai - 400 005
India

Dear Sirs:

         This will confirm the agreement among the undersigned (the "Investment Manager") and you (the "Country Adviser") as follows:

         1. The Investment Manager has been employed pursuant to a management agreement dated as of [ ], 2003 between an investment company (the "Company") registered under the Investment Company Act of 1940, as amended (the "1940 Act") and the Investment Manager. The Company engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objective and limitations specified in the Company's articles of incorporation, as amended from time to time in the registration statement on Form N-2, as in effect from time to time, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Company. Copies of the documents referred to in the preceding sentence have been furnished to the Country Adviser. Any amendments to these documents shall be furnished to the Country Adviser.

         2. Subject to the approval by the Company, the Investment Manager engages the Country Adviser on an independent contractor relationship basis, to
(a) provide and procure statistical and factual information and research regarding economic and political factors and trends in India and its surrounding region and (b) provide or procure research and statistical data in relation to investing and other opportunities in India and its surrounding region. The Country Adviser will not make any investment decisions with respect to the Company.

         3. The Country Adviser shall, at its expense, provide office space, office facilities and personnel reasonably necessary for performance by it of the services to be provided by the Country Adviser pursuant to this Agreement.

         4. The Country Adviser may contract on its own behalf with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Company, as it may deem appropriate regarding research and statistical data or otherwise.

         5. In consideration of the services to be rendered by the Country Adviser under this Agreement, the Investment Manager shall pay the Country Adviser a monthly fee in United States dollars on the fifth business day of each month for the previous month as agreed from time to time by the Investment Manager and the Country Adviser but not to exceed the annual rate of 1.10% of the Fund's average weekly net assets. If the fee payable to the Investment Adviser pursuant to this paragraph 5 begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

         6. The Country Adviser represents and warrants that it will be duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the Country Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until termination of this Agreement.

         7. This Agreement shall continue in effect until two years from the date hereof and shall continue in effect thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Company's outstanding voting securities (as defined in the 1940 Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party. Notwithstanding the above, this Agreement (a) may nevertheless be terminated at any time, without penalty, by the Company's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

         8. Nothing herein shall be deemed to limit or restrict the right of the Country Adviser, or any affiliate of the Country Adviser, or any employee of the Country Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Country Adviser an agent of the Investment Manager or the Company.

         9. This Agreement shall be governed by the laws of the State of New York; PROVIDED, HOWEVER, that nothing herein shall be construed as being inconsistent with the 1940 Act.

         10. NOTICES. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

If to the Country Adviser:

                           Imperial Investment Advisors Private Limited
                           Taj President - Mumbai
                           Room No. 802
                           90, Cuffe Parade
                           Mumbai - 400 005
                           India
                           Attn:  Barbara Pires
                                  Director

If to the Investment Manager:

                           Advantage Advisers, Inc.
                           [622 Third Avenue]
                           New York, New York  [10017]
                           Attn:  Bryan McKigney
                                  Managing Director

or to such other address as to which the recipient shall have informed the other party in writing.

         Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile is sent or mailed.

         11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         If the foregoing correctly sets forth the agreement between the Investment Manager and the Country Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                                       Very truly yours,

                                                       ADVANTAGE ADVISERS, INC.




                                                       By:  /S/ HOWARD SINGER
                                                            --------------------
                                                            Name:  Howard Singer
                                                            Title: President

ACCEPTED:

IMPERIAL INVESTMENT ADVISORS
PRIVATE LIMITED




By:  /S/ BARBARA PIRES
     --------------------
     Name:  Barbara Pires
     Title:    Director

                                   DETACH HERE

                              THE INDIA FUND, INC.
                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 8, 2003


               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

         The undersigned hereby appoints Bryan McKigney, Barbara Pires, Daisy Liguori, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, in Conference Room 30J on the 30th Floor on Tuesday, April 8, 2003, at 11:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 3, 2003 and upon all other matters properly coming before said Meeting.

         Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 (WHICH INCLUDES ALL NOMINEES FOR DIRECTOR). Please refer to the Proxy Statement for a discussion of the Proposals.

        HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

________________________________________     ___________________________________

________________________________________     ___________________________________

________________________________________     ___________________________________


-----------------                                                ---------------
  SEE REVERSE        (CONTINUED, AND TO BE SIGNED AND DATED,      SEE REVERSE
      SIDE                    ON THE REVERSE SIDE.)                   SIDE
-----------------                                                ---------------

                                   DETACH HERE

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
         PROPOSALS 1, 2, 3 AND 4 (INCLUDING ALL NOMINEES FOR DIRECTOR).

1. Election of Directors.                         4. Approval of a fundamental policy
                                                     whereby the Fund would adopt an
Nominees (Class I) to serve until the                interval fund structure.
year 2006 Annual Meeting:
                                                  |   |          |   |          |   |
                                                   FOR          AGAINST        ABSTAIN
(01) Charles F. Barber; (02)
Jeswald W. Salacuse; (03)
Howard M. Singer

Nominee (Class III) to serve until the
year 2004 Annual Meeting of Stockholders

(04) J. Marc Hardy

         |   |                |   |
          FOR           WITHHOLD AUTHORITY        5. The persons named as proxies are       |   |
      the nominees        to vote for the            authorized to vote in their
      listed above     nominees listed above         discretion on any other business
                                                     as may properly come before the
|   | ________________________________               Meeting.
(INSTRUCTION: To withhold authority to
vote for any individual nominee, write
that nominee's name in the space
provided above.)                                  Please mark the box at right if you       |   |
                                                  plan to attend. Please bring valid
                                                  identification.



2. Approval of a new management
   agreement between Advantage Advisers,
   Inc. and the Fund.

|   |          |   |          |   |               CHANGE OF ADDRESS AND/OR COMMENTS MARK
 FOR          AGAINST        ABSTAIN              HERE                                      |   |



FOR                        AGAINST
ABSTAIN

3. Approval of a new country agreement            Note: Please sign exactly as your name
   between Advantage Advisers, Inc. and           appears on this Proxy. If joint owners,
   Imperial Investment Advisors Private           EITHER may sign this Proxy. When signing
   Limited.                                       as attorney, executor, administrator,
                                                  trustee, guardian or corporate officer,
|   |          |   |          |   |               please given your full title.
 FOR          AGAINST        ABSTAIN
                                                  PLEASE SIGN, DATE AND RETURN THE PROXY
                                                  PROMPTLY USING THE ENCLOSED ENVELOPE.




Signature:_________________  Date:_____________   Signature:_________________  Date:_____________